SMITH BARNEY FUNDS INC.
SMITH BARNEY LARGE CAP VALUE FUND

SMITH BARNEY VARIABLE ACCOUNT FUNDS
INCOME AND GROWTH PORTFOLIO

Supplement dated April 12, 2001 to the
Prospectuses dated April 28, 2000

	The following information supersedes as applicable certain information in the "Management" section set forth in the Prospectuses dated April 28, 2000, for Smith Barney Large Cap
Value Fund (the "Fund") of Smith Barney Funds Inc. and Income and
Growth Portfolio (the "Portfolio") of Smith Barney Variable
Account Funds:

	Commencing April 11, 2001, Giri Bogavelli, CFA, and a team of equity portfolio managers assumed responsibility for the day to day management of the Portfolio and Fund. Mr. Bogavelli is currently Vice President of Smith Barney Fund Management LLC, the Portfolio/Fund's Investment Manager and Managing Director of the Smith Barney Capital Management Division of Salomon Smith Barney Inc. Prior to this position he was Assistant Director of Research at Citibank Global Asset Management, a division of Citibank, N.A. Previously, he was Director of Research and
Senior Portfolio Manager at Spare, Kaplan, Bischel & Associates. Mr. Bogavelli has 12 years of securities business experience.


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